UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-HE5 Asset-Backed Certificates, Series 2004-HE5, which was made on October 25, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on October 25, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 28, 2004
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-11

Page 15-20
Page 21-26
Page 27-32

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE5
BS004HE5_200410_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jun-04
26-Jul-04
25-Jul-34
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.053904%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
349
REMIC II
Statement Date:
ABN AMRO Acct: 721913.3
890.424739512
69.795353685
0.000000000
820.629385827
1.405881751
2.122500000%
0.00
0.00
0.000000000
2.03000000%
0.000000000
073879BY3
I-A-1
126,935,000.00
113,026,064.31
8,859,473.22
0.00
104,166,591.09
178,455.60
1000.000000000
0.000000000
0.000000000
1000.000000000
1.820000000
2.432500000%
0.00
0.00
0.000000000
2.34000000%
0.000000000
073879BZ0
I-A-2
20,777,000.00
20,777,000.00
0.00
0.00
20,777,000.00
37,814.14
888.056127402
51.380335892
0.000000000
836.675791510
1.447038095
2.187500000%
0.00
0.00
0.000000000
2.09500000%
0.000000000
073879CA4
II-A
166,214,000.00
147,607,361.16
8,540,131.15
0.00
139,067,230.01
240,517.99
938.734665662
31.745943036
0.000000000
906.988722626
1.544218527
2.207500000%
0.00
0.00
0.000000000
2.11500000%
0.000000000
073879CB2
III-A
532,859,000.00
500,213,215.21
16,916,111.46
0.00
483,297,103.75
822,850.74
1000.000000000
0.000000000
0.000000000
1000.000000000
1.874444409
2.502500000%
0.00
0.00
0.000000000
2.41000000%
0.000000000
073879CC0
M-1
62,744,000.00
62,744,000.00
0.00
0.00
62,744,000.00
117,610.14
1000.000000000
0.000000000
0.000000000
1000.000000000
2.403333267
3.182500000%
0.00
0.00
0.000000000
3.09000000%
0.000000000
073879CD8
M-2
50,617,000.00
50,617,000.00
0.00
0.00
50,617,000.00
121,649.52
1000.000000000
0.000000000
0.000000000
1000.000000000
2.636666901
3.482500000%
0.00
0.00
0.000000000
3.39000000%
0.000000000
073879CE6
M-3
14,236,000.00
14,236,000.00
0.00
0.00
14,236,000.00
37,535.59
1000.000000000
0.000000000
0.000000000
1000.000000000
2.947777686
3.882500000%
0.00
0.00
0.000000000
3.79000000%
0.000000000
073879CF3
M-4
12,127,000.00
12,127,000.00
0.00
0.00
12,127,000.00
35,747.70
1000.000000000
0.000000000
0.000000000
1000.000000000
3.103333333
4.082500000%
0.00
0.00
0.000000000
3.99000000%
0.000000000
073879CG1
M-5
10,545,000.00
10,545,000.00
0.00
0.00
10,545,000.00
32,724.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.347778094
5.682500000%
0.00
0.00
0.000000000
5.59000000%
0.000000000
073879CH9
M-6
10,545,000.00
10,545,000.00
0.00
0.00
10,545,000.00
45,847.32
1000.000000000
0.000000000
0.000000000
1000.000000000
4.542222282
5.932500000%
0.00
0.00
0.000000000
5.84000000%
0.000000000
073879CJ5
M-7
18,454,000.00
18,454,000.00
0.00
0.00
18,454,000.00
83,822.17
1000.000000000
0.000000000
0.000000000
1000.000000000
128.096538259
0.00
)
(203.45
)
(0.007145309
N/A
0.000000000
073879CL0
CE
28,473,224.41
28,473,224.41
0.00
0.00
28,473,224.41
3,647,321.48
1000.000000000
0.000000000
0.000000000
1000.000000000
6522039.400000000
0.00
652,203.94
6522039.400000000
N/A
0.000000000
N
073879CK2
P
100.00
100.00
0.00
0.00
100.00
652,203.94
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879CM8
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879CN6
R-2
0.00
0.00
0.00
0.00
0.00
0.00
21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.053904%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
349
REMIC II
Statement Date:
ABN AMRO Acct: 721913.3
Total P&I Payment
0.00
652,000.49
1,054,526,224.41
989,364,865.09
40,369,816.81
Total
955,049,149.26
34,315,715.83
0.00
6,054,100.98
21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.053904%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
349
REMIC III
Statement Date:
ABN AMRO Acct: 721913.3
1000.000000000
0.000000000
0.000000000
1000.000000000
128.096538259
0.00
3,647,321.48
128.096538259
N/A
0.000000000
073879CL0
CE
28,473,224.41
28,473,224.41
0.00
0.00
28,473,224.41
3,647,321.48
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR197
R-3
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
3,647,321.48
28,473,224.41
28,473,224.41
3,647,321.48
Total
28,473,224.41
0.00
0.00
3,647,321.48
21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.053904%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
349
REMIC IV
Statement Date:
ABN AMRO Acct: 721913.3
1000.000000000
0.000000000
0.000000000
1000.000000000
6522039.400000000
0.00
652,203.94
6522039.400000000
N/A
0.000000000
073879CK2
P
100.00
100.00
0.00
0.00
100.00
652,203.94
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879CP1
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
652,203.94
100.00
100.00
652,203.94
Total
100.00
0.00
0.00
652,203.94
21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
6,054,100.98
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
833,577.60
224,037.63
33,258,100.60
0.00
0.00
0.00
40,371,218.41
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
989,364,865.09
833,577.60
33,482,138.23
0.00
0.00
0.00
955,049,149.26
5,888
159
0
0
5,729
384,999.88
Extra Principal
Trigger Event
No
0.00
34,315,715.83
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
6,054,100.98
0.00
33,482,138.23
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,401.60
6,055,502.58
Total Fees
386,401.48
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.52
0
0.00
1,401.60
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary First Lien
Interest Summary
Total Trustee Fees
Available Interest
5,384,167.28
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
832,640.83
224,090.12
33,258,100.60
0.00
0.00
0.00
39,700,397.52
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
987,307,484.98
832,640.83
33,482,190.72
0.00
0.00
0.00
952,992,653.43
5,842
159
0
0
5,683
384,142.64
Extra Principal
Trigger Event
No
0.00
34,314,831.55
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
5,384,167.28
0.00
33,482,190.72
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,398.69
5,385,565.97
Total Fees
385,541.32
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.52
0
0.00
1,398.69
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary Second Lien
Interest Summary
Total Trustee Fees
Available Interest
17,933.21
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
936.77
)
(52.49
0.00
0.00
0.00
0.00
18,820.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
2,057,380.11
936.77
)
(52.49
0.00
0.00
0.00
2,056,495.83
46
0
0
0
46
857.24
Extra Principal
Trigger Event
No
0.00
884.28
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
17,933.21
0.00
)
(52.49
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2.91
17,936.12
Total Fees
860.16
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.52
0
0.00
2.91
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary 228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
3,778,079.63
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
520,271.31
47,088.48
25,862,642.69
0.00
0.00
0.00
30,209,047.07
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
681,147,849.66
520,271.31
25,909,731.17
0.00
0.00
0.00
654,717,847.18
3,936
123
0
0
3,813
261,466.63
Extra Principal
Trigger Event
No
0.00
26,430,002.48
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
3,778,079.63
0.00
25,909,731.17
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(964.96
3,779,044.59
Total Fees
262,431.59
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.52
0
0.00
964.96
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary 327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
242,911.96
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
36,108.17
1,412.21
1,512,975.86
0.00
0.00
0.00
1,793,475.15
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
47,259,402.30
36,108.17
1,514,388.07
0.00
0.00
0.00
45,708,906.06
286
7
0
0
279
18,704.14
Extra Principal
Trigger Event
No
0.00
1,550,496.24
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
242,911.96
0.00
1,514,388.07
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(66.95
242,978.91
Total Fees
18,771.09
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.52
0
0.00
66.95
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
1,381,108.90
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
277,198.12
175,536.94
5,882,482.05
0.00
0.00
0.00
7,716,695.70
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
260,957,613.13
277,198.12
6,058,018.99
0.00
0.00
0.00
254,622,396.02
1,666
29
0
0
1,637
104,829.11
Extra Principal
Trigger Event
No
0.00
6,335,217.11
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
1,381,108.90
0.00
6,058,018.99
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(369.69
1,381,478.59
Total Fees
105,198.80
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.52
0
0.00
369.69
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
I-A-1
28
178,455.60
0.00
178,455.60
178,455.60
Act/360
0.00
0.00
0.00
8,724,260.88
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
28
37,814.14
0.00
37,814.14
37,814.14
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A
28
240,517.99
0.00
240,517.99
240,517.99
Act/360
0.00
0.00
0.00
8,372,075.89
N
0.00
0.00
0.00
0.00
0.00
0.00
III-A
28
822,850.74
0.00
822,850.74
822,850.74
Act/360
0.00
0.00
0.00
16,385,801.46
N
0.00
0.00
0.00
0.00
0.00
0.00
M-1
28
117,610.14
0.00
117,610.14
117,610.14
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-2
28
121,649.52
0.00
121,649.52
121,649.52
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-3
28
37,535.59
0.00
37,535.59
37,535.59
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-4
28
35,747.70
0.00
35,747.70
35,747.70
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-5
28
32,724.65
0.00
32,724.65
32,724.65
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-6
28
45,847.32
0.00
45,847.32
45,847.32
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7
28
83,822.17
0.00
83,822.17
83,822.17
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
CE
30
3,647,524.93
0.00
3,647,524.93
3,647,321.48
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
652,203.94
652,203.94
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,402,100.49
6,054,304.43
6,054,100.98
0.00
0.00
0.00
33,482,138.23
0.00
0.00
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
203.45
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
203.45
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
652,203.94
652,203.94
Total Excess Allocated to the Bonds
652,000.49
)
(203.45
Aggregate Interest Adjustment Allocated to the Bonds
0.00
652,203.94
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-1
073879CM8
R-2
073879CN6
CE
073879CL0
NR
NR
NR
R-3
9ABSR197
NR
NR
NR
P
073879CK2
NR
NR
NR
R-X
073879CP1
NR
NR
NR
I-A-1
073879BY3
NR
Aaa
AAA
I-A-2
073879BZ0
NR
Aaa
AAA
II-A
073879CA4
NR
Aaa
AAA
III-A
073879CB2
NR
Aaa
AAA
M-1
073879CC0
NR
Aa2
AA+
M-2
073879CD8
NR
A2
AA-
M-3
073879CE6
NR
A3
A
M-4
073879CF3
NR
Baa1
A-
M-5
073879CG1
NR
Baa2
BBB+
M-6
073879CH9
NR
Baa3
BBB
M-7
073879CJ5
NR
Ba2
BBB-
R-2
073879CN6
NR
NR
NR

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
1.87%
1.79%
0.59%
0.56%
7
0.12%
787,733
0.08%
0.24%
0.23%
0.00%
0.00%
25-Oct-04
107
17,049,774
34
5,381,196
14
2,188,498
0
0
5,567
929,641,948
97.17%
97.34%
1.43%
1.49%
0.49%
0.40%
0
0.00%
0
0.00%
0.02%
0.01%
0.00%
0.00%
27-Sep-04
84
14,692,723
29
3,973,918
1
51,863
0
0
5,774
970,646,361
98.06%
98.11%
1.26%
1.20%
0.05%
0.06%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
76
12,256,834
3
594,731
0
0
0
0
5,944
1,006,854,175
98.69%
98.74%
0.18%
0.24%
0.02%
0.01%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
11
2,497,044
1
126,396
0
0
0
0
6,113
1,039,609,400
99.80%
99.75%

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
First Lien
1.88%
1.79%
0.60%
0.56%
6
0.11%
729,491
0.08%
0.25%
0.23%
0.00%
0.00%
25-Oct-04
107
17,049,774
34
5,381,196
14
2,188,498
0
0
5,522
927,643,694
97.17%
97.34%
1.42%
1.48%
0.50%
0.40%
0
0.00%
0
0.00%
0.02%
0.01%
0.00%
0.00%
27-Sep-04
83
14,634,458
29
3,973,918
1
51,863
0
0
5,729
968,647,246
98.07%
98.11%
1.25%
1.20%
0.05%
0.06%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
75
12,197,967
3
594,731
0
0
0
0
5,899
1,004,854,030
98.69%
98.74%
0.18%
0.24%
0.02%
0.01%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
11
2,497,044
1
126,396
0
0
0
0
6,067
1,037,548,949
99.80%
99.75%

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Second Lien
0.00%
0.00%
0.00%
0.00%
1
2.17%
58,242
2.83%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
0
0
0
0
0
0
0
0
45
1,998,254
97.83%
97.17%
2.17%
2.83%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
1
58,265
0
0
0
0
0
0
45
1,999,115
97.83%
97.17%
2.17%
2.86%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
1
58,867
0
0
0
0
0
0
45
2,000,146
97.83%
97.14%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
46
2,060,451
100.00%
100.00%

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
228 ARM Loans
2.44%
2.32%
0.66%
0.66%
3
0.08%
337,600
0.05%
0.31%
0.28%
0.00%
0.00%
25-Oct-04
93
15,195,079
25
4,314,547
12
1,825,501
0
0
3,680
633,045,121
96.51%
96.69%
1.70%
1.87%
0.61%
0.47%
0
0.00%
0
0.00%
0.03%
0.01%
0.00%
0.00%
27-Sep-04
67
12,714,661
24
3,175,564
1
51,863
0
0
3,844
665,205,762
97.66%
97.66%
1.56%
1.51%
0.07%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
63
10,629,453
3
594,731
0
0
0
0
3,974
693,913,943
98.37%
98.41%
0.24%
0.31%
0.02%
0.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
10
2,257,499
1
126,396
0
0
0
0
4,117
722,374,401
99.73%
99.67%

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
327 ARM Loans
1.79%
2.05%
0.72%
0.33%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
5
934,789
2
151,242
0
0
0
0
272
44,622,875
97.49%
97.62%
2.10%
1.55%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
6
734,609
0
0
0
0
0
0
280
46,524,793
97.90%
98.45%
0.68%
0.81%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
2
395,580
0
0
0
0
0
0
291
48,190,943
99.32%
99.19%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
296
49,195,104
100.00%
100.00%

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Fixed Loans
0.55%
0.36%
0.43%
0.36%
4
0.24%
450,133
0.18%
0.12%
0.14%
0.00%
0.00%
25-Oct-04
9
919,907
7
915,407
2
362,997
0
0
1,615
251,973,952
98.66%
98.96%
0.66%
0.48%
0.30%
0.31%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
11
1,243,453
5
798,354
0
0
0
0
1,650
258,915,806
99.04%
99.22%
0.65%
0.46%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
11
1,231,801
0
0
0
0
0
0
1,679
264,749,289
99.35%
99.54%
0.06%
0.09%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
1
239,545
0
0
0
0
0
0
1,700
268,039,896
99.94%
99.91%

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
14
2,188,498
93,086
1
0.00%
0.00%
0.00%
0.00%
0.24%
0.23%
0.00%
0.00% 0.00%
0.00% 0.02%
0.01%
0.00%
0.00%
0.10%
0.10%
0
0
6
967,515
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
1
93,173
1
51,863
0
0
0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0.00%
0.00% 0.02%
0.01% 0.00%
0.00%
0.00%
0.00%
0.10%
0.10%
0
0
6
968,314
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
109,277
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
109,358
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
14
2,188,498
93,086
1
0.00%
0.00%
0.00%
0.00%
0.25%
0.23%
0.00%
0.00% 0.00%
0.00% 0.02%
0.01%
0.00%
0.00%
0.11%
0.10%
0
0
6
967,515
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
1
93,173
1
51,863
0
0
0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0.00%
0.00% 0.02%
0.01% 0.00%
0.00%
0.00%
0.00%
0.10%
0.10%
0
0
6
968,314
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
109,277
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
109,358
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Second Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 228 ARM Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
12
1,825,501
0
0
0.00%
0.00%
0.00%
0.00%
0.31%
0.28%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.16%
0.15%
0
0
6
967,515
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
1
51,863
0
0
0.00%
0.00%
0.00%
0.00%
0.03%
0.01%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.15%
0.14%
0
0
6
968,314
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.02%
0
0
1
109,277
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.02%
0
0
1
109,358
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 327 ARM Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
2
362,997
93,086
1
0.00%
0.00%
0.00%
0.00%
0.12%
0.14%
0.00%
0.00% 0.00%
0.00% 0.06%
0.04%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
1
93,173
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.06%
0.04% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Oct-04
5,729
92.72%
955,049,149
90.57%
2.70%
3.36%
0
0.00%
0
0.00%
349
7.05%
6.55%
159
33,258,101
0.00
0.00
0.00
0.00
27-Sep-04
5,888
95.29%
989,364,865
93.82%
2.24%
2.89%
0
0.00%
0
0.00%
350
7.06%
6.55%
135
29,443,584
0.00
0.00
0.00
0.00
25-Aug-04
6,023
97.48%
1,019,705,741
96.70%
1.67%
2.07%
0
0.00%
0
0.00%
351
7.06%
6.56%
102
21,592,960
0.00
0.00
0.00
0.00
26-Jul-04
6,125
99.13%
1,042,232,841
98.83%
0.87%
1.08%
0
0.00%
0
0.00%
352
7.07%
6.56%
54
11,352,617
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
First Lien
25-Oct-04
5,683
91.97%
952,992,653
90.37%
2.72%
3.37%
0
0.00%
0
0.00%
349
7.05%
6.54%
159
33,258,101
0.00
0.00
0.00
0.00
27-Sep-04
5,842
94.55%
987,307,485
93.63%
2.26%
2.89%
0
0.00%
0
0.00%
350
7.05%
6.55%
135
29,443,584
0.00
0.00
0.00
0.00
25-Aug-04
5,977
96.73%
1,017,646,728
96.50%
1.68%
2.08%
0
0.00%
0
0.00%
351
7.06%
6.55%
102
21,592,960
0.00
0.00
0.00
0.00
26-Jul-04
6,079
98.38%
1,040,172,390
98.64%
0.88%
1.08%
0
0.00%
0
0.00%
352
7.06%
6.56%
54
11,352,617
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Second Lien
25-Oct-04
46
0.74%
2,056,496
0.20%
0.00%
0.00%
0
0.00%
0
0.00%
181
10.96%
10.46%
0
0
0.00
0.00
0.00
0.00
27-Sep-04
46
0.74%
2,057,380
0.20%
0.00%
0.00%
0
0.00%
0
0.00%
182
10.96%
10.46%
0
0
0.00
0.00
0.00
0.00
25-Aug-04
46
0.74%
2,059,013
0.20%
0.00%
0.00%
0
0.00%
0
0.00%
183
10.96%
10.46%
0
0
0.00
0.00
0.00
0.00
26-Jul-04
46
0.74%
2,060,451
0.20%
0.00%
0.00%
0
0.00%
0
0.00%
184
10.96%
10.46%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
25-Oct-04
3,813
61.71%
654,717,847
62.09%
3.13%
3.80%
0
0.00%
0
0.00%
354
7.16%
6.66%
123
25,862,643
0.00
0.00
0.00
0.00
27-Sep-04
3,936
63.70%
681,147,850
64.59%
2.57%
3.32%
0
0.00%
0
0.00%
355
7.16%
6.66%
104
23,433,099
0.00
0.00
0.00
0.00
25-Aug-04
4,040
65.38%
705,138,127
66.87%
2.13%
2.63%
0
0.00%
0
0.00%
356
7.17%
6.67%
88
19,037,755
0.00
0.00
0.00
0.00
26-Jul-04
4,128
66.81%
724,758,296
68.73%
0.94%
1.12%
0
0.00%
0
0.00%
357
7.17%
6.67%
39
8,226,347
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
25-Oct-04
279
4.52%
45,708,906
4.33%
2.45%
3.20%
0
0.00%
0
0.00%
354
6.67%
6.17%
7
1,512,976
0.00
0.00
0.00
0.00
27-Sep-04
286
4.63%
47,259,402
4.48%
2.39%
2.65%
0
0.00%
0
0.00%
355
6.65%
6.15%
7
1,287,386
0.00
0.00
0.00
0.00
25-Aug-04
293
4.74%
48,586,523
4.61%
1.01%
1.15%
0
0.00%
0
0.00%
356
6.65%
6.15%
3
563,722
0.00
0.00
0.00
0.00
26-Jul-04
296
4.79%
49,195,104
4.67%
0.67%
1.51%
0
0.00%
0
0.00%
357
6.64%
6.14%
2
756,840
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
25-Oct-04
1,637
26.49%
254,622,396
24.15%
1.74%
2.25%
0
0.00%
0
0.00%
336
6.85%
6.35%
29
5,882,482
0.00
0.00
0.00
0.00
27-Sep-04
1,666
26.96%
260,957,613
24.75%
1.42%
1.78%
0
0.00%
0
0.00%
337
6.85%
6.35%
24
4,723,099
0.00
0.00
0.00
0.00
25-Aug-04
1,690
27.35%
265,981,091
25.22%
0.65%
0.74%
0
0.00%
0
0.00%
338
6.86%
6.36%
11
1,991,482
0.00
0.00
0.00
0.00
26-Jul-04
1,701
27.53%
268,279,441
25.44%
0.76%
0.87%
0
0.00%
0
0.00%
339
6.86%
6.35%
13
2,369,430
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Not Avail.
Not Avail.
Current Total
Cumulative
21-Oct-2004 - 08:27 (R181-R197) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..